UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The following information was distributed or made available on after May 3, 2013 by CME Group Inc.:

May 3, 2013

IMPORTANT REMINDER – PLEASE VOTE YOUR CME GROUP CLASS B SHARES!!

Dear Class B-1, Class B-2 and Class B-3 shareholders:

CME Group Inc. will hold its 2013 Annual Meeting of Shareholders on May 22, 2013. Proxy material describing the agenda and instructing you how to vote your shares was mailed or sent to you via email on or around April 12th. As of today, our records indicate that you have not yet voted your Class B shares. With the Annual Meeting only a short time away, it is important that you sign and return your proxy today to make sure that your shares will be voted at the meeting in accordance with your desires.

At the Annual Meeting, in addition to the election of the Equity Directors, the ratification of our independent registered public accounting firm an advisory vote on executive compensation, and a shareholder proposal if presented at the meeting, the following proposals are being submitted to the Class B shareholders:

•	Election of a Class B-1 director

•	Election of a Class B-3 director

•	Election of the Class B-1, Class B-2 and Class B-3 Nominating Committees

Your vote is important, so please sign, date and mail the enclosed proxy card TODAY to ensure it will be counted. If you prefer to vote via the Internet, please follow the simple instructions printed on your proxy card.

Thank you for your support of CME Group Inc.

Sincerely,

Terrence A. Duffy Executive Chairman and President	Phupinder S. Gill Chief Executive Officer

* * *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 22, 2013. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

20 South Wacker Drive  Chicago, Illinois 60606  T312 930 1000  F312 466 4410 cmegroup.com

*THIS IS A REMINDER*

YOU WERE PREVIOUSLY SENT PROXY SOLICITING INFORMATION PERTAINING TO THE CME GROUP INC. Annual Meeting OF SHAREHOLDERS. IF YOU HAVE ALREADY VOTED AND DO NOT WISH TO CHANGE YOUR INSTRUCTIONS, THERE IS NO NEED TO RESUBMIT YOUR VOTE.

You received this e-mail because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the Internet.

Important Notice Regarding the Availability of Proxy Materials

2013 CME GROUP INC. Annual Meeting of Shareholders.

MEETING DATE: May 22, 2013

RECORD DATE: March 27, 2013

CUSIP NUMBER: 12572QA99

This e-mail represents all shares in the following account(s):

NAME

----------------------------------------

                                                                  123,456,789,012.00000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the Internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

http://www.proxyvote.com/0012345678901

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four-digit PIN:

- If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

- If you have forgotten your PIN or if your PIN is not accepted,

  please try the last four digits of your Social Security number. If you are still unable to access the site, please follow the

  “Forgot PIN” instructions on ProxyVote.com.

Internet voting is accepted up to 11:59 p.m. (ET) the day before the meeting/cut-off date.

To view the documents below, you will need the Adobe Acrobat Reader.

To download the Adobe Reader, click the URL address below:

http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

Proxy Statement

https://materials.proxyvote.com/Approved/12572Q/20130327/NPS_163923/

Annual Report and 10-K

https://materials.proxyvote.com/Approved/12572Q/20130327/AR_163932/

Shareholder Letter

https://materials.proxyvote.com/Approved/12572Q/20130402/SHLTR_167080.PDF

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 22, 2013. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.